As filed with the Securities and Exchange Commission on September 11, 2003

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party Other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12.

                         DREXLER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule, or registration statement no.:

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     (4) Date filed:

                                    DREXLER
                             TECHNOLOGY CORPORATION


                            1077 Independence Avenue
                        Mountain View, California 94043

                             ---------------------

                 NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                            Friday, October 10, 2003
                                   2:00 p.m.



To the Stockholders:

     The 2003 Annual Meeting of Stockholders of Drexler Technology Corporation (the "Company") will be held in the Edwards Room at Hyatt Rickeys of Palo Alto, 4219 El Camino Real, Palo Alto, California, on Friday, October 10, 2003, at 2:00 p.m. Pacific time, for the following purposes:

     1.   to elect directors;

     2. if properly presented at the meeting, to consider a stockholder proposal related to engaging an investment banking firm;

     3. to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on Thursday, August 21, 2003 are entitled to notice of and to vote at this meeting and at any continuation, adjournment, or postponement thereof.

                                        By Order of the Board of Directors




                                        /s/ JERALD E. ROSENBLUM
                                        Secretary


Mountain View, California
September 11, 2003

                               TABLE OF CONTENTS


                                                                            Page

General Information ....................................................      1
Proposal 1:  Election of Directors .....................................      2
Proposal 2:  Stockholder Proposal Related to Engaging an Investment
             Banking Firm ..............................................      6
Executive Compensation .................................................      7
Compensation Committee Interlocks and Insider Participation ............      9
Certain Relationships and Related Transactions .........................      9
Employment Contracts, Termination of Employment, and Change in Control
   Arrangements ........................................................      9
Stock Performance Graph ................................................     10
Report on Fiscal 2003 Executive Compensation ...........................     11
Audit Committee Report .................................................     12
Audit Fees; Change of Independent Accountants ..........................     13
Section 16(a) Beneficial Ownership Reporting Compliance ................     14
Principal Stockholders .................................................     14
Proxy Cost and Solicitation ............................................     15
Other Matters; Timely Proposals ........................................     16
Stockholder Proposals for the 2004 Annual Meeting ......................     16
Availability of Form 10-K ..............................................     16
Appendix A - Audit Committee Charter ...................................    A-1

--------------------------------------------------------------------------------


Voting Shares Held in Your Own Name

     If your shares are held directly in your name with Drexler Technology's transfer agent, Mellon Investor Services LLC, you are receiving a Drexler Technology proxy card on which to vote. Whether or not you plan to attend the meeting, please sign and return the proxy card in the enclosed envelope as promptly as possible. Postage is not needed if the envelope is mailed in the United States. If you attend the meeting, and so desire, you may withdraw your proxy and vote in person.

Voting Shares Held in "Street Name"

     If your shares are held by your broker ("street name") you are receiving a voting instruction form from your broker or the broker's agent, asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent; no postage is necessary if mailed in the United States.

     A number of brokers and banks participate in a program, provided through ADP Investor Communication Services, that offers telephone and Internet voting options to "street name" stockholders. Please check your voting instruction form to determine if you can use these voting methods.

     "Street name" stockholders may attend the 2003 Annual Meeting and vote in person by contacting the broker or agent in whose name the shares are registered, to obtain a broker's proxy showing the number of shares you owned beneficially on August 21, 2003. You must bring the broker's proxy to the annual meeting in order to vote in person.

                         DREXLER TECHNOLOGY CORPORATION
           1077 Independence Avenue, Mountain View, California 94043

                      -----------------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held October 10, 2003

General

     The enclosed proxy is solicited on behalf of the Board of Directors of Drexler Technology Corporation, a Delaware corporation (the "Company"), for use at the 2003 Annual Meeting of Stockholders of the Company, to be held in the Edwards Room at Hyatt Rickeys of Palo Alto, 4219 El Camino Real, Palo Alto, California, at 2:00 p.m. Pacific time on Friday, October 10, 2003. Only stockholders of record on Thursday, August 21, 2003, will be entitled to vote. At the close of business on that date, the Company had outstanding 10,555,923 shares of common stock.

     Stockholders are entitled to one vote for each share held. All duly executed proxy cards received prior to the meeting will be voted at the annual meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares represented by proxies will be voted as follows:

     o FOR the election of the Board's nominees as directors as set forth in this Proxy Statement;

     o AGAINST the stockholder proposal related to engaging an investment banking firm, if such proposal is properly presented at the meeting.

     In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. Any stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its exercise. A proxy may be revoked by filing with the Secretary of the Company, prior to the meeting, either an instrument revoking it or a duly executed proxy bearing a later date; by duly executing a proxy bearing a later date which is presented at the meeting; or by attending the meeting and electing to vote in person.

     The required quorum for the transaction of business at the annual meeting is a majority of the shares entitled to vote, represented in person or by proxy. Shares that are duly voted "FOR," "AGAINST," or "ABSTAIN" on any matter are treated as being present at the meeting for purposes of establishing a quorum.

     The Company intends to count abstentions with respect to any proposal as present or represented and entitled to vote on that proposal and thus have the same effect as negatives. The Company intends to count broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are not voted on a particular matter but are voted on other matters due to the absence of instructions as to the particular matter from the beneficial owners) for the purpose of establishing the presence or absence of a quorum for the transaction of business, but not as votes cast with respect to any proposal that may come before the meeting. Broker non-votes would to this extent have no effect on the outcome of the election of directors or the vote on any proposal.

     This Proxy Statement is being mailed to stockholders of record on or about September 11, 2003.

                       PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

     In accordance with the Company's By-Laws, seven individuals were nominated by the Company's Board of Directors upon recommendation of its Nominating Committee for election as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. All seven nominees are currently members of the Company's Board of Directors: Jerome Drexler, Christopher J. Dyball, Richard M. Haddock, Arthur H. Hausman, Dan Maydan, William E. McKenna, and Walter F. Walker. Certain biographical information about the nominees is set forth in the Security Ownership by Directors and Executive Officers table on pages 4 and 5. As noted in the table, effective September 1, 2003, the Company separated the position of Chairman from the position of Chief Executive Officer
(CEO) and appointed Dr. Dyball and Mr. Haddock as Co-CEOs, with Mr. Drexler retaining the title of Chairman of the Board and remaining an executive officer of the Company.

     As explained above, all proxies solicited hereby will be voted for the election of the seven nominees unless authority to vote for one or more nominees is withheld in accordance with the instructions on the proxy card. If any nominee is unable or declines to serve as director at the time of the annual meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

Board Meetings and Committees

     The Board of Directors held five meetings during the 2003 fiscal year ended March 31, 2003. The Board has standing Audit, Compensation, Stock Option, and Nominating Committees. During the 2003 fiscal year, the Audit Committee held nine meetings, the Compensation Committee held one meeting, the Stock Option Committee held four meetings, and the Nominating Committee held one meeting. During the 2003 fiscal year, all Board meetings and all committee meetings were attended by all members, except that three directors each missed one Board of Directors meeting.

     The Audit Committee is generally responsible for oversight on matters relating to financial accounting and reporting, internal controls, auditing, legal and regulatory compliance activities, and other matters as the Board of Directors deems appropriate. The Audit Committee's role is limited to this oversight; it is not the duty of the Audit Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Rather the Company's management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements. The Audit Committee has the sole authority to appoint, retain, compensate, evaluate, and, where appropriate, replace the Company's independent accountants. In addition, the Audit Committee has the sole authority to approve all auditing services and non-audit services to be provided to the Company and its subsidiaries by the independent accountants in advance of the provision of these services. The Audit Committee also approves the fees and terms of all non-audit services provided by the independent accountants and evaluates their independence. The Audit Committee currently is composed of Messrs. Hausman, McKenna, and Walker, each of whom the Company believes to be qualified and "independent" as defined by The Nasdaq(R) Stock Market listing requirements. On August 6, 2003, upon recommendation of the Audit Committee, the Board of Directors adopted a revised Audit Committee Charter, attached hereto as Appendix A.

     The Compensation Committee currently is composed of two outside directors, Mr. McKenna and Dr. Maydan. The functions of the Compensation Committee are to approve the salaries of executive officers (including the Chief Executive Officer(s)) and to approve the salaries of certain other employees. The Stock Option Committee is composed of two outside directors, Messrs. McKenna and Hausman. The function of the Stock Option Committee is to oversee the Company's Stock Option Plan and Employee Stock Purchase Plan. The Nominating Committee is composed of all four outside directors, namely, Messrs. Hausman, McKenna, Walker, and Dr. Maydan. The Nominating Committee recommends to the Board of Directors nominees for director and will review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders. Stockholders entitled to vote at the 2003 Annual Meeting may nominate a candidate to serve as a director so long as they give timely notice of their nomination in writing to the Company's Secretary. In order to be timely, stockholders must comply with the procedures outlined under the headings "Other Matters; Timely Proposals" and "Stockholder Proposals for the 2004 Annual Meeting." Section 2.13(b) of the Company's By-Laws outlines the information that must be included in the stockholder's written notice.

Director Compensation

     During the 2003 fiscal year, each of the seven directors received a fee of $1,200 per month for serving as a director, the standard fee that was in effect since July 1995. To remain competitive with other public companies, effective August 2003, the Company increased the monthly fee paid to each director to $1,500. The Company also authorized an additional payment to the Chairman of the Audit Committee of $10,000 per year, prorated over 12 months, and an additional payment to the other two Audit Committee members of $5,000 per year, prorated over 12 months. The increases were due to the additional corporate governance responsibilities and oversight required of the Audit Committee and the Board of Directors in light of regulatory and legislative changes. The financial impact of these increases is $3,600 per year per director, plus a total of $20,000 per year for the Audit Committee, for a total increase in annual outlay of $45,200. The Company also reimburses reasonable out-of-pocket expenses incurred by directors performing services for the Company.

     The Company's Stock Option Plan provides for the automatic grant of an option to purchase 15,000 shares of the Company's common stock on the date any person, whether or not a Company employee, first becomes a director. Grants to newly elected directors have a term of ten years and become exercisable in cumulative increments of one-fourth (1/4) each at the end of 12 months, 24 months, 36 months, and 48 months from the date of grant. The Stock Option Plan further provides that on the date of the Company's annual meeting, each non-employee director who has served as a director of the Company for the preceding six-month period and who is re-elected at the annual meeting, is automatically granted an option to purchase 6,000 shares of the Company's common stock. These option share grants to re-elected non-employee directors are exercisable in full and vested at the time of grant. The exercise price for options granted to newly elected directors and re-elected directors is the fair market value of the Company's common stock on the date of grant.

Security Ownership of Directors and Executive Officers

     The table on the following page contains information as of August 1, 2003, respecting the number of shares and percentage of the Company's common stock beneficially owned by each of the Company's seven directors, by each named executive officer of the Company, and by all executive officers and directors as a group. The address of each beneficial owner listed in the table is c/o Drexler Technology Corporation, 1077 Independence Avenue, Mountain View, California 94043. Applicable percentages are based on 10,554,390 shares outstanding on August 1, 2003.

             SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

                                                            Director  Common   Percentage
Name, Principal Occupation, and Other Directorships    Age   Since   Shares(1) of Class(2)
-----------------------------------------------------  ---  -------- --------- -----------
JEROME DREXLER, Director and Executive Officer.......   75    1968   873,345(3)    8.2%
Chairman of the Board of Directors of the Company
and its wholly owned subsidiary, LaserCard Systems
Corporation. Chief Executive Officer of both
companies (until September 1, 2003).

ARTHUR H. HAUSMAN, Director..........................   79    1981    56,392(4)     .5
Private investor. Retired Chairman, President, and
Chief Executive Officer of Ampex Corporation
(manufacturer of professional audio-video systems,
data/memory products, and magnetic tape). Director
of California Amplifier, Inc. (low-noise
amplifiers).

DAN MAYDAN, Director.................................   67    1998    33,000(5)     .3
President Emeritus (since May 2003), President
(1993 to May 2003), and Director of Applied
Materials, Inc. (semiconductor manufacturing
equipment). Director of Electronics for Imaging,
Inc. (software). Member of the National Academy of
Engineering.

WILLIAM E. McKENNA, Director.........................   84    1970    83,483(6)     .8
Private investor. Director of Midway Games, Inc.
(interactive entertainment software for the home
market) and WMS Industries, Inc. (coin-operated
video and other games). Certified Public Accountant
(New York and California).

WALTER F. WALKER, Director...........................   49    1999    48,250(7)     .5
President, CEO, and Director (since 2001) of The
Basketball Club of Seattle, LLC, which owns the
Seattle Sonics & Storm Basketball teams (NBA and
WNBA basketball); formerly President (since 1994)
of Seattle SuperSonics NBA basketball team.
Previously, was President (in 1994) of Walker
Capital, Inc. (money management firm) and Vice
President (from 1987 to 1994) of Goldman Sachs &
Co. (investment banking firm). Director of Advanced
Digital Information Corporation (archival and
backup data-storage peripherals). National Trustee
of the Boys & Girls Clubs of America. Member of the
Institute of Chartered Financial Analysts (CFAs).

CHRISTOPHER J. DYBALL, Director and Executive Officer.  52    2001   194,588(8)    1.8
Co-Chief Executive Officer (since September 1,
2003) of the Company and its subsidiary, LaserCard
Systems Corporation. Formerly, was Executive Vice
President and General Manager, Card Manufacturing
of the Company.

RICHARD M. HADDOCK, Director and Executive Officer...   52    2001   226,714(9)    2.1
Co-Chief Executive Officer (since September 1,
2003) of the Company and its subsidiary, LaserCard
Systems Corporation. President of LaserCard Systems
Corporation. Formerly, was President and Chief
Operating Officer of both companies.

STEVEN G. LARSON, Executive Officer..................   53     N/A   135,572(10)   1.3
Vice President of Finance and Treasurer of the
Company and its wholly owned subsidiary, LaserCard
Systems Corporation.

All executive officers and directors as a group
(the 8 persons named above)..........................              1,651,344(11)  14.5

----------------
(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, shares which such person or group has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person.

(3) Includes 155,000 shares purchasable by exercise of options within 60 days. Does not include 7,700 shares owned by Mr. Drexler's wife, as to which shares Mr. Drexler disclaims any beneficial ownership. Includes 7,700 shares held by The Drexler Foundation, the assets of which are perpetually dedicated to charity. The power to vote and to dispose of the shares held by The Drexler Foundation is shared by the Foundation's directors, consisting of Mr. Drexler and his wife. Mr. Drexler disclaims beneficial ownership with respect to these shares.

(4)  Includes 36,000 shares purchasable by exercise of options within 60 days.

(5)  Represents 33,000 shares purchasable by exercise of options within 60 days.

(6)  Includes 48,000 shares purchasable by exercise of options within 60 days.

(7) Includes 31,000 shares purchasable by exercise of options within 60 days. Does not include 1,000 shares owned by Mr. Walker's wife, as to which shares Mr. Walker disclaims any beneficial ownership.

(8)  Includes 187,700 shares purchasable by exercise of options within 60 days.

(9)  Includes 219,500 shares purchasable by exercise of options within 60 days.

(10) Includes 132,417 shares purchasable by exercise of options within 60 days.

(11) Includes 842,617 shares purchasable by exercise of options within 60 days.

On Proposal 1, the Board of Directors recommends a vote FOR election of the Company's nominees.

Required Vote for Approval of Proposal 1

     The election of each nominee to the Board of Directors will require the affirmative vote of the holders of a plurality of the shares of the Company's common stock present in person or represented by proxy at the meeting. The seven nominees for director who receive the most votes cast in their favor will be elected to serve as directors. With respect to the election of directors, stockholders may (1) vote "FOR" all seven nominees, (2) "WITHHOLD" authority to vote for all such nominees, or (3) "WITHHOLD" authority to vote for any individual nominee or nominees, but vote for all other nominees. Because directors are elected by a plurality of the votes cast, broker non-votes and shares for which authority to vote has been withheld will have no effect on the outcome of the election.

              PROPOSAL 2: STOCKHOLDER PROPOSAL RELATED TO ENGAGING
                           AN INVESTMENT BANKING FIRM

     The Company has been advised that Eli Shapiro, O.D., 20320 Fairway Oaks Drive #333, Boca Raton, Florida 33434, who has stated that he is the beneficial owner of more than 5,000 shares of the Company's common stock, intends to present a proposal at the annual meeting. The proposal submitted by this stockholder is set forth below and has not been edited by the Company. The Board opposes the proposal for the reasons stated below.

Stockholder Proposal of Eli Shapiro:

WHEREAS, the Company through its management has undertaken positive and effective actions to improve its performance; and

WHEREAS, the Company's current value and potential is not fairly reflected in its share price and market capitalization;

NOW THEREFORE, IT IS RESOLVED that the Company shall, within 60 days, engage the services of a nationally recognized investment banking firm to advise the Company with respect to its strategic alternatives and methods of maximizing shareholder value, including but not limited to the merger or sale of the Company.

                                        Respectfully submitted,


                                        /s/ ELI SHAPIRO

Date: April 10, 2003

Board of Directors' Statement in Opposition to Proposal 2 (Stockholder Proposal)

     The above proposal was duly submitted by a stockholder in accordance with the procedures specified by the Securities and Exchange Commission and in the Company's By-Laws, and it is therefore presented in this Proxy Statement. If and when the Company ever may consider it appropriate to seek the advice of an investment banker, it would be in the Company's best interests to choose the timing and circumstances, and to keep any such consultation confidential, rather than to do so when and as compelled by a stockholder resolution. Therefore, with all due respect to the proposing stockholder, the Board of Directors opposes this proposal.

     In addition, under Delaware corporate law, the hiring of consultants is exclusively within the management authority of the Board of Directors. Therefore the proposition, if adopted, would be considered an advisory recommendation only, which the Board of Directors would take into account in considering whether and when to take appropriate action in the light of current circumstances.

The Board of Directors recommends a vote AGAINST the above Stockholder Proposal.

Required Vote for Approval of Proposal 2

     Approval of the above stockholder proposal related to engaging an investment banking firm will require the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting. Stockholders may (1) vote "FOR," (2) vote "AGAINST," or (3) "ABSTAIN" from voting on Proposal 2. Broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this proposal.

Executive Compensation

     The Summary Compensation Table below discloses the total compensation paid to each of the Company's four executive officers for the three fiscal years ended March 31, 2003, for services rendered in all capacities to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                   Long-Term
                                        Annual Compensation       Compensation
                                       ----------------------   -----------------
                                Fiscal                        Securities Underlying     All Other
Name and Principal Position      Year  Salary ($)   Bonus ($)   Option Grants (#)     Compensation(2)
----------------------------     ----  ----------   ---------   -----------------     ---------------
Jerome Drexler.................  2003   245,405            --              --                  --
  Chairman of the Board(1)       2002   237,972            --              --                  --
                                 2001   235,622        50,000              --                  --

Christopher J. Dyball..........  2003   263,109            --          50,000              $6,250
  Co-Chief Executive Officer(1)  2002   256,763            --          30,000               5,437
                                 2001   237,227        50,000          30,000               2,625

Richard M. Haddock.............  2003   282,158            --          50,000               6,250
  Co-Chief Executive Officer(1)  2002   263,645            --          30,000               5,437
                                 2001   255,029        50,000          30,000               2,625

Steven G. Larson...............  2003   217,217            --          35,000               6,123
  Vice President of Finance      2002   207,810            --          12,000               5,437
  and Treasurer                  2001   207,234        30,000          20,000               2,625

----------------

(1) Prior to September 1, 2003, Mr. Drexler served as the Company's Chief Executive Officer while Mr. Haddock was President and Chief Operating Officer and Dr. Dyball was Executive Vice President and General Manager, Card Manufacturing.

(2) Represents the Company's matching contribution on behalf of these individuals in the Company's 401(k) Plan.

Stock Option Grants to Executive Officers

     The following table sets forth the stock options granted to each of the Company's four executive officers under the Company's Stock Option Plan during the 2003 fiscal year ended March 31, 2003. The options become exercisable in installments of one-fourth (1/4) each after one, two, three, and four years from the date of grant.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                  Individual Grants
                     -----------------------------------------------
                                                                      Potential Realizable Value at
                     Number of     Percent of                           Assumed Annual Rates of
                     Securities  Total Options   Exercise               Stock Price Appreciation
                     Underlying    Granted to     Price   Expiration       For Option Term(3)
                      Options     Employees in  ($/Share)    Date      ----------------------------
     Name            Granted(#)   Fiscal Year      (1)        (2)        5% ($)           10% ($)
     ----            ----------   -----------    --------  ---------   ---------        -----------
Jerome Drexler(4)...        --          --            --        --           --                  --

Christopher Dyball..    50,000       12.69%      $17.675    6/6/12     $555,786          $1,408,470

Richard Haddock.....    50,000       12.69        17.675    6/6/12      555,786           1,408,470

Steven Larson.......    35,000        8.88        17.675    6/6/12      389,050             985,929

----------------

(1) At the discretion of the Board of Directors and/or Stock Option Committee, the optionee may pay the exercise price to the Company in cash or by delivering already owned shares, subject to certain conditions.

(2) Options have ten-year terms but are subject to earlier termination in certain events.

(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price.

(4) Mr. Drexler has voluntarily waived all personal stock option grants since calendar year 1998 in order to increase the availability of shares available for stock option grants to other employees.

Aggregated Option Exercises and Options Held by Executive Officers

     The following table sets forth the value of options exercised by the Company's executive officers during the fiscal year ended March 31, 2003, and remaining options held at fiscal year end.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                             Number of Securities
                      Shares                Underlying Unexercised        Value of Unexercised
                     Acquired                    Options at              In-the-Money Options at
                       on        Value        Fiscal Year-End (#)        Fiscal Year-End ($)(2)
                     Exercise   Realized  --------------------------   --------------------------
    Name               (#)       ($)(1)   Exercisable  Unexercisable   Exercisable  Unexercisable
    -----            --------   --------  -----------  -------------   -----------  -------------
Jerome Drexler        85,600    $989,047    155,000            --       $386,548             --

Christopher Dyball        --          --    160,200        87,500        351,114        $25,763

Richard Haddock           --          --    192,000        87,500        484,894         25,763

Steven Larson             --          --    115,667        54,000        196,604         10,305

----------------

(1) Market value of underlying securities (based on the fair market value of the Company's common stock on The Nasdaq Stock Market) at the time of their exercise, minus the exercise price.

(2) Market value of securities underlying in-the-money options at fiscal year end (based on $14.27 per share, the closing market price of the Company's common stock on The Nasdaq Stock Market on the last day of the Company's fiscal year) minus the exercise price.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2003, none of the Company's executive officers served on the board of directors of any entities whose directors or officers serve on the Company's Compensation Committee. During fiscal 2003, Mr. McKenna and Dr. Maydan served as members of the Compensation Committee, which is currently composed entirely of two outside directors who are not officers or employees of the Company. As presently established, the Compensation Committee approves the salary of executive officers, including the Chief Executive Officer(s), and certain other employees.

Certain Relationships and Related Transactions

     On October 21, 2001, the Company entered into a one-year agreement with Wexler & Walker Public Policy Associates, a unit of Hill and Knowlton, Inc., ("Wexler") to be lobbyists on behalf of the Company. The Chairman of Wexler is Robert S. Walker, a brother of director Walter F. Walker. In October 2002, the agreement was extended for the period October 1, 2002 through September 2003, or until terminated upon seven days' notice. The extended agreement provides for a monthly retainer of $10,000. During the 2003 fiscal year, the Company paid $96,985 to Wexler.

Employment Contracts, Termination of Employment, and Change of Control Arrangements

     None of the Company's executive officers has an employment or severance arrangement with the Company. Under the terms of the Stock Option Plan, the Board of Directors and/or Stock Option Committee retains discretion, subject to certain limits, to modify the terms of outstanding options. In the event of a merger or sale of assets or like event, the Board of Directors is empowered to make appropriate adjustments to options granted previously under the Stock Option Plan. The Board of Directors has adopted guidelines specifying the following as adjustments that it would consider appropriate upon the occurrence of such an event:

o permitting optionees no less than 30 days to exercise the vested portion of their options;

o having the successor corporation either (a) issue to optionees replacement options for the unvested portions of options, or else (b) pay deferred compensation on the spread between the value of Company stock upon the occurrence of such event and the option exercise price at the time such unvested portion would have vested; and

o providing for vesting of 100% of the unvested portion for optionees employed by the Company for at least two years prior to such event if their employment is terminated within one year of such event by the successor corporation other than by resignation or for acts of moral turpitude.

Stock Performance Graph

     In the following stock performance graph, the cumulative total return on investment for the Company's common stock over the past five fiscal years is compared with the Russell 2000 Stock Index ("Russell 2000") and the University of Chicago Center for Research in Security Prices (CRSP) Total Return Index for the Nasdaq Stock Market Electronic Components industry group ("Nasdaq Electronic Components"). The Russell 2000 is a benchmark index for small capitalization stocks. The Nasdaq Electronic Components index is used because the majority of the Company's revenues currently are derived from the sale of optical recording media (optical memory cards). The chart assumes that the value of the investment in the Company and each index was $100 on March 31, 1998, and that any dividends were reinvested.


                               [GRAPHIC OMITTED]



The stock performance graph was plotted using the following data:

                                                          Fiscal Year Ended March 31,
                                            ----------------------------------------------------
                                             1998     1999     2000     2001     2002     2003
                                            -------  -------  -------  -------  -------  -------
Drexler Technology Corporation              $100.00  $ 64.00  $ 89.60  $ 78.78  $141.12  $ 93.12
Russell 2000                                 100.00    83.74   114.98    97.35   110.97    81.04
CRSP Nasdaq Electronic Components            100.00   144.29   418.44   130.93   138.59    79.94

         PAST RESULTS ARE NOT AN INDICATOR OF FUTURE INVESTMENT RETURNS.

Compensation Committee and Stock Option Committee Joint Report on Fiscal 2003 Executive Compensation

     Committee Independence. The Board of Directors has established Compensation and Stock Option Committees which are composed entirely of outside directors who are not officers or employees of the Company. These Committees report to the Board of Directors on their activities. The Compensation and Stock Option Committees determine the general compensation policies of the Company and set specific compensation levels for certain employees, including the Chief Executive Officer and other executive officers.

     Compensation Philosophy. The Company's compensation practices are intended to provide total compensation opportunities that are competitive with the pay practices of similar, high-technology companies. The goal of these compensation practices is to enable the Company to attract, retain, and motivate superior performing officers and employees. This is accomplished through a combination of base salary, cash bonuses, and stock options. The factors and considerations that are used in evaluating the compensation of the Chief Executive Officer are essentially the same as those used in evaluating the compensation of the Company's other executive officers. The Company believes that its compensation philosophy closely aligns employee interests with those of its stockholders.

     Base Salary. For the fiscal 2003 year ended March 31, 2003, the annual base salaries paid to all four of the Company's executive officers were increased by 5% effective March 11, 2002, with approval of the Compensation Committee. The annual base salaries paid to such officers for fiscal 2002 were established in September 1998 and were not adjusted for fiscal 2000, 2001, or 2002. The Compensation Committee establishes base salary levels for executive officers, including the Chief Executive Officer, based on industry practice, competitive factors, level of experience, technical and administrative ability, position and responsibility, corporate performance, individual contribution, recommendations of executive management, in-depth knowledge of the Company and its technology, and similar factors.

     Bonus Compensation. Occasionally, cash bonuses are awarded to executive officers and management employees based upon criteria such as pre-tax, pre-bonus Company earnings and licensing revenues, with various adjustments. The Company awarded $130,000 in bonuses to its four executive officers during fiscal 2001, as shown on page 7 of this Proxy Statement. No bonuses were awarded to executive officers for fiscal 2002 or for fiscal 2003 ended March 31, 2003.

     Stock Option Grants. Stock options are granted to a broad range of the Company's employees, including executive officers. During fiscal 2003, the Stock Option Committee approved stock option awards to 108 employees, including grants to three executive officers, as shown on page 8 of this Proxy Statement. These awards were made not only to recruit, retain, and motivate employees, but also in recognition of the profitable performance of the Company and the individual contributions made by the executive officers and other employees during fiscal 2003. However, to increase the availability of shares available for stock option grants to other employees, Jerome Drexler, Chairman of the Board, has voluntarily waived all personal stock option grants since calendar year 1998.

     Chief Executive Officer Compensation. Effective March 11, 2002, the annual base salary paid to Jerome Drexler, the Company's Chief Executive Officer until September 1, 2003, was increased by 5% for the fiscal 2003 year ended March 31, 2003. The annual base salary paid to the Chief Executive Officer for fiscal 2002 was established in September 1998 and was not adjusted for fiscal 2000, 2001, or 2002. The Compensation Committee considered a total package for the Company's Chief Executive Officer, within the context of the Company's objectives and business strategy. Although a member of the Compensation Committee until August 2002, the Chief Executive Officer did not participate in any deliberations or decisions concerning his own compensation, which was approved by the Compensation Committee and the full Board of Directors. In making its determinations, the Committee considered the compensation levels of chief executive officers of comparable companies. The Company's profitable financial performance over the previous four fiscal years also was considered in evaluating the Chief Executive Officer's compensation for fiscal 2003. However, the specific performance of the Company's common stock was not a factor. In addition, factors including overall abilities and experience, responsibility, individual contribution, in-depth knowledge of the Company and its technology, business acumen, and similar factors were considered.

     Compliance with Internal Revenue Code Section 162(m). The provisions of
Section 162(m) of the Internal Revenue Code do not currently affect any of the Company's executive officers. Section 162(m) imposes a $1 million annual limit on the amount of compensation deductible by the Company with respect to each executive officer employed as of the last day of the applicable year. While the Company will consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility would not be the sole factor used in ascertaining appropriate levels or modes of compensation. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments would not be deductible under
Section 162(m).

         Compensation Committee             Stock Option Committee
         ----------------------             ----------------------
      William E. McKenna (Chairman)      Arthur H. Hausman (Chairman)
               Dan Maydan                     William E. McKenna


Audit Committee Report

     The Audit Committee is comprised entirely of outside, independent directors. On behalf of the Board of Directors, the Audit Committee retains the Company's independent accountants, reviews the arrangements for and scope of the audit by the Company's independent accountants and reviews their independence, and oversees generally the integrity and quality of the Company's financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

     The Audit Committee of Drexler Technology Corporation hereby reports as follows:

     (1) The Audit Committee has reviewed and discussed the audited financial statements with management and with the independent accountants.

     (2) The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants for fiscal 2003, the matters required to be discussed by SAS 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), and any other required communications.

     (3) The Audit Committee has received the written disclosure and letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers their independence.

     (4) Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003, for filing with the Securities and Exchange Commission.

                                 Audit Committee
                                 ---------------
                          William E. McKenna (Chairman)
                               Arthur H. Hausman
                                Walter F. Walker

Independent Accountants - Audit Fees

     The following table shows the aggregate fees billed to the Company by its previous independent accountants, Arthur Andersen LLP ("Andersen") and PricewaterhouseCoopers LLP ("PwC"), for services related to fiscal year 2002 ended March 31, 2002; and the aggregate fees billed and incurred as of August 1, 2003, for PwC services related to fiscal year 2003 ended March 31, 2003. There were no fees billed by Andersen related to fiscal year 2003.

                                 Fiscal Year 2002         Fiscal Year 2003
                                -------------------  --------------------------
                                                          PwC            PwC
Description of Fees             Andersen     PwC     Billed to Date    Unbilled
-------------------             --------   --------  --------------    --------

Audit fees....................  $83,500(1) $103,500     $123,500       $     0

Financial information
   systems design and
   implementation fees........        0           0            0             0

All other fees (tax related
   matters and other matters).   36,650(2)   21,200      136,950        70,500

----------------

(1) Includes Andersen fees for fiscal 2002 audit services and for reviews of the first, second, and third quarters of fiscal 2002.

(2) Includes Andersen fees of $30,000 in connection with the restatement of certain prior fiscal periods.

     The Audit Committee considered whether the provision of services other than the audit services is compatible with maintaining PwC's independence.

Information Regarding Change of Independent Accountants

     Arthur Andersen LLP. Arthur Andersen LLP served as the Company's independent accountants for fiscal years 1981 through 2001 and the first nine months of fiscal 2002. On April 8, 2002, the Company, upon recommendation of the Audit Committee, dismissed Andersen as the Company's independent accountants and engaged PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ended March 31, 2002.

     Andersen's report on the Company's consolidated financial statements for the fiscal year ended March 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended March 31, 2001 and through the date of their dismissal, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures. A copy of Andersen's letter dated April 10, 2002, stating its agreement with such statements, is contained in Exhibit 16 to the Company's Report on Form 8-K dated April 8, 2002, filed by the Company on April 12, 2002.

     During the fiscal year ended March 31, 2001 and through the date of engagement of PwC, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     PricewaterhouseCoopers LLP. PwC served as the Company's independent auditors for the fiscal years ended March 31, 2002 and 2003. On August 29, 2003, PwC informed the Company that PwC would not be standing for re-appointment as the Company's independent auditors.

     The reports of PwC on the Company's consolidated financial statements as of and for each of the fiscal years ended March 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years ended March 31, 2002 and 2003, and through August 29, 2003, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     As of September 5, 2003, the Audit Committee of the Company's Board of Directors has begun the process but has not yet selected new independent auditors to audit the consolidated financial statements for the current fiscal year ending March 31, 2004.

     The Company provided PwC with a copy of the foregoing disclosures. A copy of PwC's letter to the Securities and Exchange Commission dated September 5, 2003, stating PwC's agreement with such statements concerning its firm, is contained in Exhibit 16.1 to the Company's Report on Form 8-K dated August 29, 2003, filed by the Company on September 5, 2003.

     Representative(s) of PwC are expected to be present at the stockholders' meeting. The representative(s) will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions by stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and beneficial owners of more than 10% of the Company's common stock to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company typically files these reports on behalf of its directors and officers, based on information provided by them. A Form 5 was filed in May 2003 on behalf of director Walter F. Walker, whose spouse sold 500 shares in March 2002; Mr. Walker disclaims beneficial ownership of the 1,000 shares currently owned by his spouse. With the exception of this late filing, the Company believes, based on its review of Forms 3, 4, 5, if any, and periodic written representations from reporting persons, that all other officers, directors, and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements for the 2003 fiscal year. The SEC's filings database website at
"www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=30140&owner=only"
contains the electronic filings of Forms 3, 4, and 5 of the Company's directors and executive officers. Alternatively, the Company's website, www.drexlertechnology.com, provides a hypertext link to these SEC Section 16(a) filings.

Principal Stockholders

     The table below, based upon information supplied by the principal stockholders, shows the name, address, number of shares held, nature of ownership, and percentage of shares held as of August 1, 2003 by Jerome Drexler and, as of the most recent Schedule 13F-HR reporting date as shown in the footnotes to this table, by other persons or entities known to the Company to own beneficially more than 5% of the outstanding common stock. Applicable percentages are based on 10,554,390 shares outstanding on August 1, 2003.

                 BENEFICIAL OWNERSHIP BY PRINCIPAL STOCKHOLDERS

                                                Common         Percent of
Name and Address of Beneficial Owner          Shares (1)        Class (2)
------------------------------------          ----------        ---------

Jerome Drexler
   c/o Drexler Technology Corporation
   1077 Independence Avenue
   Mountain View, CA 94043                      873,345(3)         8.2%

FMR Corp.
   82 Devonshire Street
   Boston, MA 02109                           1,562,974(4)        14.8%

----------------

(1) Each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, shares which such person or group has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person.

(3) Includes 155,000 shares purchasable by exercise of options within 60 days. Does not include 7,700 shares owned by Mr. Drexler's wife, as to which shares Mr. Drexler disclaims any beneficial ownership. Includes 7,700 shares held by The Drexler Foundation, the assets of which are perpetually dedicated to charity. The power to vote and to dispose of the shares held by The Drexler Foundation is shared by the Foundation's directors, consisting of Mr. Drexler and his wife. Mr. Drexler disclaims beneficial ownership with respect to these shares.

(4) This information is based on a Schedule 13F-HR filed with the Securities and Exchange Commission ("SEC") on August 14, 2003 by FMR Corp. ("FMR") which shows that 1,082,229 of these shares are held by Fidelity Management & Research Company ("FMRC"), 478,445 of these shares are held by Fidelity Management Trust Company ("FMTC"), and 2,300 of these shares are held by Geode Capital Management LLC ("Geode"). Based on information contained in an Amendment to Schedule 13G (the "Schedule") relating to holdings in the Company filed with the SEC on February 13, 2003, by FMR on behalf of FMR, Edward C. Johnson 3d, and Abigail P. Johnson, FMRC is a registered investment adviser and wholly owned subsidiary of FMR and Mr. Johnson and FMR each have sole dispositive power of the shares owned by FMRC and the Funds' boards of trustees have sole voting power over the shares owned by FMRC, which FMRC carries out under written guidelines established by the Funds' boards of trustees. Based on information contained in the Schedule, FMTC is a wholly owned subsidiary of FMR and Mr. Johnson and FMR each have sole voting and sole dispositive power over shares owned by FMTC. Based on information contained in the Schedule, Ms. Johnson owns 24.5% of the voting stock of and is director of FMR and Mr. Johnson owns 12% of the voting stock of and is Chairman of the Board of FMR, with both Mr. and Ms. Johnson being members of the Johnson family which owns 49% of the voting stock of FMR and may be deemed to be a control group of FMR. Based on a Schedule 13G filed with the SEC by FMR relating to shares of another public company, Geode is a registered investment advisor and is wholly owned by Fidelity Investors III Limited Partnership ("FILP III") and the managers of Geode and the limited partners of FILP III are certain shareholders and employees of FMR.

Proxy Cost and Solicitation

     Proxies may be solicited by mail, in person, by telephone, or by other methods. Solicitations may be made by directors, officers, and employees of the Company, none of whom will receive additional compensation for such solicitations. The Company will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward all of its solicitation materials to the beneficial owners of the shares of common stock they hold of record. The Company will reimburse these record holders for clerical and mailing expenses incurred by them in forwarding these materials to their customers.

     The Company has retained the firm of Georgeson Shareholder Communications, Inc. ("GS") for solicitation and/or advisory services, if necessary, in connection with the solicitation, for which GS would receive a fee estimated at $6,000, together with reimbursement for its reasonable out-of-pocket expenses. The cost of soliciting proxies on behalf of the Board of Directors for the annual meeting is being borne by the Company. Costs incidental to these solicitations include expenditures for printing, postage, legal, soliciting, and related expenses and could include accounting and other consulting services in addition to the fees and costs of GS described above.

Other Matters; Timely Proposals

     The Company's management does not intend to bring any business before the meeting other than the matters referred to in the accompanying Notice. However, if any other matters are properly presented at the meeting, all proxies solicited hereby will be voted in accordance with the discretion of the proxy holders. The proxy holders will be deemed to have discretionary authority to vote on the following matters, among others: (a) approval of the minutes of the 2002 Annual Meeting (but without ratification of the actions taken at that meeting); (b) election of a substitute for any nominee who is unable or for good cause will not serve as a director of the Company; and (c) all matters incident to the conduct of the meeting.

     Pursuant to the Company's By-Laws, proposals or nominations submitted by any person other than the Company's Board of Directors, received by the Company after September 22, 2003, will be considered untimely and will not be submitted for approval of the stockholders at the 2003 Annual Meeting.

Stockholder Proposals for the 2004 Annual Meeting

     In accordance with the Securities and Exchange Commission's regulations, stockholder proposals intended to be considered for inclusion in the proxy statement for the 2004 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices at 1077 Independence Avenue, Mountain View, California 94043, no later than May 14, 2004.

     A stockholder proposal not included in the Company's proxy statement for the 2004 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's By-Laws. In accordance with Section 2.13(c) of the Company's By-Laws, to be timely submitted for the 2004 Annual Meeting, the Company must have received the stockholder's notice not less than 120 days prior to the meeting; however, if less than 120 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the tenth day following the day on which notice of the date of the meeting is mailed to stockholders of record or public disclosure of the date of the meeting occurs. Public disclosure of the date of the meeting is deemed to have occurred if the annual meeting is held on the meeting date specified in the Company's By-Laws, which would be September 24, 2004. However, the Company expects to hold its 2004 Annual Meeting on Friday, October 1, 2004; therefore, to be timely, the stockholder's notice must be received by the Company no later than June 3, 2004.

                           AVAILABILITY OF FORM 10-K

     Upon request, the Company will provide without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003, including the financial statements, schedules, and list of exhibits. The Company will furnish exhibits to the Annual Report on Form 10-K to any requesting stockholder for a reasonable fee per page. The request for the Annual Report and/or its exhibits must include a written representation by the stockholder that as of August 21, 2003, the stockholder was entitled to vote at the Annual Meeting. Please send requests to: Johanna P. Protsik, Manager, Corporate Office, Drexler Technology Corporation, 1077 Independence Avenue, Mountain View, California 94043. Alternatively, the Company's 10-K and other SEC filings are posted on the Company's website, "www.drexlertechnology.com" which also has a hypertext link to the SEC's website at "www.sec.gov/edgar/searchedgar/companysearch.html" for filings under the Company's CIK code which is 30140.

                                   APPENDIX A
              AUDIT COMMITTEE CHARTER (AS AMENDED AUGUST 6, 2003)

Committee Purpose

     The Audit Committee is a standing Committee established by the Board of Directors of Drexler Technology Corporation, a Delaware corporation ("DTC"), whose purposes are to:

     a.   Assist Board oversight of the following:

          (i)   the integrity of DTC's financial statements;

          (ii)  DTC's compliance with legal and regulatory requirements; and

          (iii) the independent auditor's qualifications, independence, and performance.

     b. Prepare the Audit Committee Report required by the rules of the Securities and Exchange Commission to be included in the DTC annual proxy statement.

     The function of the Audit Committee is to provide oversight on matters relating to financial accounting and reporting, internal controls, auditing, legal and regulatory compliance activities and other matters as the Board of Directors deems appropriate. The Committee's role is limited to this oversight, recognizing that DTC's management is responsible for preparing DTC's financial statements and the independent auditor is responsible for auditing those financial statements. In adopting this Charter, the Board of Directors acknowledges that the Audit Committee members are not providing any expert or special assurance as to DTC's financial statements or any professional certification as to the independent auditor's work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of those persons and organizations within and outside DTC that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary.

Committee Membership and Procedures

     The Audit Committee shall consist of a minimum of three Directors, as determined from time to time by the Board, one of whom shall be appointed as Chair of the Committee. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Audit Committee. The Chair shall be responsible for leadership of the Audit Committee, including scheduling meetings, approving agendas and making regular reports to the Board of Directors.

     The entire Audit Committee or any individual Audit Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors. Any Audit Committee member may resign effective upon giving written notice to the Chairman of the Board of Directors, the Corporate Secretary or the Board of Directors (unless the notice specifies a later time for the effectiveness of such resignation).

Independence and Other Qualifications

     Each member shall meet, and the Board of Directors shall make an individual determination that such member has met, the criteria for being independent within the meaning of any applicable law or any listing standard or rule established by Nasdaq. Each member of the Audit Committee shall also meet any experience requirements as may be established from time to time by Nasdaq applicable to the Audit Committee.

     The Board of Directors shall endeavor to appoint at least one member to the Committee who is a "financial expert" as such term may be defined from time to time by the SEC and all members of the Committee shall be able to read and understand fundamental financial statements.

Committee Meetings

     The Audit Committee may include in its meetings or in separate executive sessions members of Management, the independent auditors or other persons employed or retained by DTC or the Audit Committee; provided, however, that periodically during its meetings, the Audit Committee shall meet separately with Management and the independent auditors. Meetings shall be held upon notice given in accordance with the By-Laws of DTC. Depending on the circumstances, additional meetings may be called, subject to required notice, at any time by any member of the Committee or by the Chairman of the Board.

Delegation to Subcommittee

     The Audit Committee shall have the authority to delegate to a subcommittee(s) consisting of one or more designated members of the Audit Committee the authority to conduct such of the Audit Committee's activities as are provided in the resolutions of the Audit Committee, except to the extent such delegation is limited by applicable law or listing standard. The actions of any subcommittee to whom authority is delegated under this paragraph shall be reported to the full Audit Committee or the Board when required.

Resources and Authority

     The Audit Committee shall have the resources and appropriate authority to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of outside legal, accounting or other independent advisors to assist the Committee or member(s) of the Committee engaged in conducting the Committee's activities, as it deems appropriate.

     DTC shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a Committee of the Board of Directors, for payment of compensation (i) to the independent auditor employed by DTC; and (ii) to any independent counsel and other advisers employed by the Audit Committee as it determines necessary to carry out its duties.

Duties and Responsibilities

     The following shall be the common recurring duties and responsibilities of the Audit Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Audit Committee with the understanding that the Audit Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

     1. The Audit Committee shall have the sole authority to appoint, retain, compensate, evaluate and, where appropriate, replace DTC's independent auditor;

     2. The Audit Committee shall have the sole authority to approve all auditing services and non-audit services to be provided to DTC and its subsidiaries by the independent auditors in advance of the provision of these services and shall also approve the fees and terms of all non-audit services provided by the independent auditor;

     3. Obtain and review, at least annually, a report by the independent auditor describing the following:

          a.   the auditors' internal quality control procedures;

          b. any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor's firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor's firm, and any steps taken to deal with such issues; and

          c. all relationships between the independent auditors and DTC, in order to assess the independent auditor's independence, including non-audit services rendered to DTC by the independent auditors.

     4.   Review any report by the independent auditor describing:

          a.   all critical accounting policies and practices to be used;

          b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

          c. any other material written communications between the independent auditor and Management, such as any management letter or schedule of unadjusted differences;

     5. Review and discuss with the independent auditor the matters related to the conduct of the audit required to be discussed by Statement of Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), including the independent auditor's judgment about the quality, not just acceptability, of DTC's accounting principles as applied in its financial reporting;

     6. Review with the independent auditor the adequacy and effectiveness of DTC's internal control structure and procedures and consider any recommendations for improvement of such controls;

     7. Following each audit, evaluate the independent auditor's qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditor; taking into account the opinions of Management and the report referred to in paragraph 4 above;

     8. Assure the regular rotation of the lead partner of the independent auditor as required by law and in connection with the engagement of independent auditors further consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the audit firm itself;

     9. Present its conclusions with respect to the independent auditor's qualifications, performance and independence to the Board of Directors;

     10. Review and discuss the annual audited financial statements and quarterly financial statements with Management and the independent auditor, including DTC's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

     11. Discuss press releases related to DTC's earnings (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies;

     12. Discuss matters with respect to risk assessment and risk management, including discussing the guidelines and policies to govern the process by which Management assesses and manages DTC's exposure to risk;

     13. Review with the independent auditor any difficulties or problems the independent auditor has encountered in the course of its audit, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and Management's response, as well as any significant disagreements with Management.

     14. Set clear hiring policies for employees or former employees of the independent auditor;

     15. Review major issues regarding accounting principles and financial statement presentations, including any significant changes in DTC's selection or application of accounting principles, and major issues as to the adequacy of DTC's internal controls and any special audit steps adopted in light of material control deficiencies;

     16. Review analyses prepared by Management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

     17. Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of DTC;

     18. Oversee the adoption, disclosure, implementation and effectiveness of an employee policy which incorporates a "code of ethics" as defined in Nasdaq rules.

     19. Establish procedures for: (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, it being understood that any such complaints will be promptly referred to the Audit Committee;

     20. Review with the Board of Directors any issues that arise with respect to the quality or integrity of DTC's financial statements, DTC's compliance with legal or regulatory requirements and the performance and independence of DTC's independent auditors;

     21. Review disclosures made to the Audit Committee by the Chief Executive Officer(s) and Chief Financial Officer during their process for certification of periodic reports filed with the SEC about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in DTC's internal controls.

     22. Review with the independent auditor and Management the impact on the financial statements of DTC of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of financial reporting, prior to filing of periodic reports with the SEC or as soon as practicable if the communications cannot be made prior to filing.

     23. Recommend to the Board of Directors, based on the Audit Committee's review and discussions with Management and the independent auditor, whether DTC's financial statements should be included in its Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

     24. Prepare or cause to be prepared the report required by SEC rules to be included in DTC's annual stockholders' meeting proxy statement.

     25. Recommend to the Board of Directors any revisions to this Charter deemed appropriate by the Audit Committee.

              This Proxy Statement was printed on recycled paper.

                                  ATTACHMENT A
                            (FOR SEC REFERENCE ONLY)
                            ========================

PROXY

                                    DREXLER
                             TECHNOLOGY CORPORATION

           This Proxy Is Solicited On Behalf Of The Board Of Directors
              For The Annual Meeting To Be Held On October 10, 2003

The undersigned hereby appoints Jerome Drexler and Jerald E. Rosenblum, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock of Drexler Technology Corporation held of record by the undersigned on Thursday, August 21, 2003, at the Annual Meeting of Stockholders to be held at Hyatt Rickeys of Palo Alto, 4219 El Camino Real, Palo Alto, California, on Friday, October 10, 2003, at 2 p.m., or any continuation, adjournment, or postponement thereof.


        (Continued and to be marked, dated, and signed on the other side)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


     YOUR VOTE IS IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
              PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD
               IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

              IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE
               ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS.

                     YOU MAY REVOKE THIS PROXY AT ANY TIME
                       PRIOR TO ITS EXERCISE, OR YOU MAY
                     ATTEND THE MEETING AND VOTE IN PERSON.

              Please mark your votes as indicated in this example

The Board of Directors recommends a vote
FOR all of the nominees listed below.

                                                   FOR ALL     WITHHELD
                                                   NOMINEES    FOR ALL
ITEM 1.-- ELECTION OF DIRECTORS.
          Nominees: (01) Jerome Drexler
                    (02) Christopher J. Dyball
                    (03) Richard M. Haddock
                    (04) Arthur H. Hausman
                    (05) Dan Maydan
                    (06) William E. McKenna
                    (07) Walter F. Walker


Withheld for the nominees you list below. (Write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

The Board of Directors recommends a vote AGAINST Item 2.

                                                         FOR   AGAINST   ABSTAIN
ITEM 2.-- Stockholder's proposal related to engaging an investment banking firm.

ITEM 3.-- OTHER MATTERS. In their discretion, the
          Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment, continuation, or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT VOTING INSTRUCTIONS, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AGAINST PROPOSAL 2, AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.


Signature(s)______________________________________Date____________________, 2003
Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign the partnership name by the authorized person.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                 WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
                       PLEASE MARK, SIGN, DATE, AND RETURN
              THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   THANK YOU.